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Exhibit 99.2

VOTING AGREEMENT
(for Coors Stockholders)

        This VOTING AGREEMENT (this "Agreement"), dated as of July 21, 2004, is entered into by and among Molson Inc., a corporation organized and existing under the laws of Canada ("Molson"), the individuals and other parties signatory hereto (each, a "Stockholder", and collectively, the "Stockholders") and Pentland Securities (1981) Inc. (the "Molson Shareholder").

        WHEREAS, the Stockholders own the aggregate number of outstanding shares of Class A Common Stock, par value of $0.01 (voting) ("Class A Common Stock"), of Adolph Coors Company, a Delaware corporation ("Coors") set forth on Schedule A (the "Class A Shares") and the aggregate number of outstanding shares of Class B Common Stock, par value of $0.01 (non-voting), of Coors ("Class B Common Stock"; and together with the Class A Common Stock, "Common Stock") set forth on Schedule A (the "Class B Shares"; and together with the Class A Shares and any shares of Common Stock acquired by the Stockholders after the date hereof being collectively referred to herein as the "Shares");

        WHEREAS, certain of the Stockholders have pledged certain of the Class B Shares (as described on Schedule A hereto) to Wells Fargo Bank, National Association on the terms and conditions set forth in (a) the Loan Agreement dated December 22, 2002, (b) the Security Agreement: Securities Account dated December 22, 2002 and (c) the other agreements and documents associated therewith and entered into pursuant thereto (collectively, the "Class B Security Documents");

        WHEREAS, in consideration for Molson entering into a Combination Agreement, dated as of the date hereof (the "Combination Agreement"), with Coors and Coors Canada Inc. and agreeing to participate in a plan of arrangement involving, inter alia, Molson and Coors and the transactions and matters contemplated thereby, including, without limitation, as to certain governance matters (collectively, the "Transactions"), the parties hereto have entered into this Agreement to set out the terms on which the Stockholders undertake to take certain actions and to do certain things in respect of the Transactions; and

        WHEREAS, Coors and the Molson Shareholder have entered into a separate Voting Agreement of even date herewith, in consideration, inter alia, for Molson and Coors entering into the Combination Agreement and agreeing to the Transactions, pursuant to which the Molson Shareholder undertakes to take certain actions and to do certain things in respect of the Transactions.

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1.    Defined Terms.     Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Combination Agreement.

        SECTION 2.    Representations and Warranties of Stockholder.     Each Stockholder hereby represents and warrants to Molson as follows:

          2.1    Title to the Shares.

            (a)   Such Stockholder is the record and beneficial owner of, and has good and marketable title to, the number of shares of Class A Common Stock and Class B Common Stock set forth opposite the name of such Stockholder on Schedule A hereto, which as of the date hereof constitutes all of the shares of Common Stock, or any other securities convertible into or exercisable for any shares of Common Stock owned beneficially or of record by such Stockholder (all collectively being "Coors Securities"). Except as expressly set forth in the Transaction Documents, (i) Such Stockholder has the exclusive power to dispose of such Shares and to vote such Shares on all matters submitted to holders of shares of the relevant class of Common Stock; (ii) such Stockholder and its respective Affiliates do not have any rights of any nature to acquire any additional Coors Securities; and (iii) such Stockholder owns all of such Shares free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, restrictions, charges, proxies and other encumbrances of any nature, and has not appointed or granted any proxy, which appointment or grant is still effective, with respect to any of such shares of Common Stock owned by them.

            (b)   Subject to the Class B Security Documents, such Stockholder is the record and beneficial owner of, and has good and marketable title to, the number of Class B Shares set forth opposite the name of such Stockholder on Schedule A hereto. Subject to the Class B Security Documents, such Stockholder has the power to dispose of such Class B Shares and to vote such Class B Shares on all matters submitted to holders of shares of Class B Common Stock. Other than the Class B Security Documents and the limitations and restrictions therein, such Stockholder owns all of its Class B Shares free and clear of other security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, restrictions, charges, proxies and other encumbrances of any nature, and has not appointed or granted any proxy, which appointment or grant is still effective, with respect to any of such Class B Shares now owned by them.

          2.2    Organization.    Such Stockholder (if an entity) is duly organized, validly existing, and in good standing under the laws of the state of its incorporation, formation or organization.

          2.3    Authority Relative to this Agreement.    Such Stockholder has the legal capacity (in the case of Stockholders that are natural persons), and all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of such Stockholder (in the case of Stockholders that are not natural persons). This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Molson and the Molson Shareholder, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, (i) except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, and (ii) subject to general principles of equity.

          2.4    No Conflict.    The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not: (a) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or any other Person by such Stockholder; (b) result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation, by-laws or analogous documents of such Stockholder (other than Stockholders that are natural persons) or any other agreement to which such Stockholder is a party, including any voting agreement, stockholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license; or (c) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or to such Stockholder's property or assets.

        SECTION 3.    Covenants of Stockholder.

          3.1    Restriction on Transfer.

            (a)   Each Stockholder hereby covenants and agrees that prior to the termination or expiration of this Agreement, except as otherwise specifically contemplated by this Agreement or as expressly required in order to consummate the Transactions, such Stockholder shall not, and shall not offer or agree to, sell, transfer, tender, assign, hypothecate or otherwise dispose of, grant any proxy or power of attorney or attorney-in-fact, deposit any Shares into a voting trust, enter into a voting trust agreement or, except as set forth in the Class B Security Documents with respect to the Class B Shares, create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on voting rights, charge or other encumbrance of any nature whatsoever with respect to the Shares; provided that such Stockholder shall be entitled to sell, transfer or dispose of any Shares to, or grant any proxy to, deposit any Shares into a voting trust in favor of, enter into a voting trust agreement with, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, charge or other encumbrance of any nature whatsoever with respect to the Shares in favor of, any other Stockholder party hereto, in each case subject to the further condition that such other Stockholder shall be bound by the provisions hereof with respect to any such Shares in respect of which such other Stockholder acquires any rights pursuant to this proviso.

            (b)   Notwithstanding the foregoing, the Stockholders may, per written notice to Molson, transfer Shares to a "Stockholder Permitted Transferee", provided such transferee agrees in writing to be bound by the terms of this Agreement. For the purpose of this Agreement, a "Stockholder Permitted Transferee" means, with respect to any Shareholder:

              (i)    the Late Adolph Coors' lineal descendants (including adopted issue and issue born out of wedlock of any such individuals), any spouse of any such individual (including former spouses, widows and widowers), whether or not lawfully married and any of their respective estates;

              (ii)   any trust in which any one or more of the foregoing are the sole beneficiaries;

              (iii)  any corporation, limited liability company or partnership all of the shareholders, members or partners of which are one or more of the foregoing; and

              (iv)  any member of a Stockholder.

          3.2    Additional Shares.    Prior to the termination of this Agreement, each Stockholder will promptly notify Molson of the number of any new shares of Common Stock or any other Coors Securities acquired directly or beneficially by such Stockholder, if any, after the date hereof. Any such shares shall become "Shares" within the meaning of this Agreement.

          3.3    Nonsolicitation.    Prior to the termination of this Agreement, such Stockholder shall not, and shall not authorize, instruct, or knowingly permit any trustees, investment bankers, attorneys, accountants, consultants and other agents or advisors (collectively, "Representatives") of such Stockholder to, directly or indirectly, (i) solicit, encourage or initiate or knowingly facilitate any inquiry, proposal or offer with respect to any Acquisition Proposal or (ii) engage in any negotiations or discussions concerning, or furnish to any Person any non-public information with respect to, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes or may be reasonably expected to lead to, any Acquisition Proposal. Without limiting the foregoing, such Stockholder shall be entitled to acquire at any time or from time to time additional shares of Common Stock in accordance with Section 3.2, and any solicitations, inquiries, proposals, offers, negotiations, discussions or other actions in furtherance of any such acquisition shall be permitted hereunder.

          3.4    Notice.    If any Person makes an Acquisition Proposal or a proposal or inquiry or contacts any Stockholder relating to the acquisition of beneficial ownership of any Shares, such Stockholder will promptly notify Molson in writing of the identity of the Person and the material terms and conditions of such Acquisition Proposal or proposal, inquiry or contact. Such Stockholder shall keep Molson reasonably apprised of any material development with respect to such proposal. Such Stockholder shall, and shall cause its Representatives to, cease immediately and cause to be terminated all existing discussions or negotiations, if any with any Persons, conducted heretofore with respect to, or that could reasonably be expected to lead to any Acquisition Proposal.

          3.5    Shareholder Rights.    Each Stockholder hereby irrevocably agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Coors or any of its subsidiaries (or any of their respective successors) relating to the negotiation, execution and delivery of this Agreement or the Combination Agreement or the consummation of the Transactions.

        SECTION 4.    Voting Agreement.

          4.1    Voting Agreement.    Each Stockholder hereby agrees, severally and not jointly, that prior to the termination of this Agreement, at any meeting of the stockholders of Coors, however called, in any action by written consent of the stockholders of Coors, or in any other circumstances upon which such Stockholder's vote, consent or other approval is sought, such Stockholder shall vote the Shares owned beneficially or of record by such Stockholder:

            (a)   in favor of approval of the Transactions, as set forth in the Combination Agreement and the other Transaction Documents (including the Coors Charter Amendment and Coors Share Issuance);

            (b)   against any action or agreement that is or would be reasonably likely to result in any conditions to Coors's obligations under the Combination Agreement not being fulfilled or would result in or would reasonably be likely to result in a breach of any representation, warranty, covenant or agreement of Coors under the Combination Agreement;

            (c)   against any Acquisition Proposal;

            (d)   against any amendments to the certificate of incorporation or by-laws of Coors other than those expressly contemplated in the Combination Agreement; and

            (e)   against any other action or agreement that is intended, or would reasonably be expected, to impede, interfere with, delay or postpone the Transactions, as contemplated by the Combination Agreement, including, without limitation, the Coors Charter Amendment and the Coors Share Issuance.

          4.2    Other Voting.    Each Stockholder shall vote on all issues other than those specified in this Section 4 that may come before a meeting of the stockholders of Coors in its sole discretion, provided that such vote does not contravene the provisions of this Section 4.

        SECTION 5.    Representations and Warranties of Molson.     Molson hereby represents and warrants to the Stockholders as follows:

          5.1    Organization.    Molson is a corporation duly organized and validly existing under the laws of Canada.

          5.2    Authority Relative to this Agreement.    Molson has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Molson and the consummation by Molson of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Molson. This Agreement has been duly and validly executed and delivered by Molson and, assuming the due authorization, execution and delivery by the Stockholders, constitutes a legal, valid and binding obligation of Molson, enforceable against Molson in accordance with its terms, (i) except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, and (ii) subject to general principles of equity.

          5.3    No Conflict.    The execution and delivery of this Agreement by Molson does not, and the performance of this Agreement by Molson will not, (a) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or any other Person by Molson, except for filings with the Canadian Securities Regulatory Authorities or the SEC of such reports under the Securities Laws as may be required in connection with this Agreement and the Transactions; (b) conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation or by-laws of Molson or any other material agreement to which such Molson is a party; or (c) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Molson or to Molson's property or assets.

        SECTION 6.    Further Assurances.     Each party shall, at the reasonable request of the other party from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as such other party may request for the purpose of effectuating the matters covered by this Agreement.

        SECTION 7.    Stop Transfer Order.     In furtherance of this Agreement and with respect to the Class A Shares, concurrently herewith each Stockholder shall and hereby does acknowledge and agree that Coors's transfer agent will be notified that there is a stop transfer order with respect to all Class A Shares (and that this Agreement places limits on the voting and transfer of the Class A Shares). Each Stockholder further agrees to cause Coors not to register the transfer of any certificate representing any of the Shares unless such transfer is made in accordance with the terms of this Agreement.

        SECTION 8.    Certain Events.     Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding on any Person to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Coors affecting Common Stock or other voting securities of Coors, the number of Shares shall be deemed adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock or other voting securities issued to or acquired by a Stockholder.

        SECTION 9.    No Termination or Closure of Trusts.     Unless, in connection herewith, the Shares held by any trust which are presently subject to the terms of this Agreement are transferred upon termination to one or more Stockholders and remain subject in all respects to the terms of this Agreement, the Stockholders who are trustees shall not take any action to terminate, close or liquidate any such trust and shall take all steps necessary to maintain the existence thereof at least until the first to occur of (i) the Effective Time and (ii) the termination of the Combination Agreement in accordance with its terms.

        SECTION 10.    Termination.     This Agreement shall automatically terminate and no party shall have any rights or obligations hereunder upon the first to occur of (a) the Effective Time and (b) the termination of the Combination Agreement in accordance with its terms; provided that the provisions of Section 11 hereof shall survive any such termination.

        SECTION 11.    Miscellaneous.

          11.1    Expenses.    All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

          11.2    Specific Performance.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity. In addition and notwithstanding any prior agreement of the parties to the contrary, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any court of the United States located in the State of Delaware or of the Court of Chancery of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a court of the United States located in the State of Delaware or the Court of Chancery of the State of Delaware.

          11.3    Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among such parties with respect to the subject matter hereof.

          11.4    Assignment.    Without the prior written consent of Molson, no Stockholder may assign any rights or delegate any obligations under this Agreement. Any such purported assignment or delegation made without prior consent of Molson shall be null and void.

          11.5    Parties in Interest.    This Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by, the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          11.6    Amendment.    This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

          11.7    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

          11.8    Several Obligations.    The representations, warranties, covenants and agreements of a Stockholder shall be several and not joint with respect to other Stockholders. Without limiting the generality of the foregoing, under no circumstances shall any Stockholder have any liability or obligation with respect to any misrepresentation or breach of any covenant, duty or obligation of any other Stockholder.

          11.9    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11.9):

            if to Molson:

        Molson Inc.
        1555 Notre Dame Street East
        4th Floor
        Montreal, Quebec H2L 2R5
        Attention: Marie Giguére
        Telecopy No.: (514) 590-6332]

        with copies to:

        Weil, Gotshal & Manges LLP
        767 Fifth Avenue
        New York, NY 10153
        Attention: Howard Chatzinoff, Esq.
                          Jeffrey Nadler, Esq.
        Telecopy No.: (212) 310-8007

        and

        McCarthy Tétrault LLP
        Le Windsor
        1170 Peel Street
        Montreal, Quebec H3B 4S8
        Attention: Garth M. Girvan, Esq.
        Telecopy No.: (416) 868-0673

            if to the Stockholders, at their respective addresses set forth on Schedule A hereto, with a copy to:

        Davis Graham & Stubbs LLP
        1550 17th St., Suite 500
        Denver, CO 80202
        Attention: Jennings J. Newcom, Esq.
        Telecopy No.: (303) 892-7400

            if to the Molson Shareholder, at its addresses set forth on Schedule B hereto, with a copy to:

        Davies Ward Phillips & Vineberg LLP
        1501 McGill College Avenue
        Montreal, Quebec H3A 3N9
        Attention: Me Sylvain Cossette
                          Me Neil Kravitz
        Telecopy No.: (514) 841-6499

          11.10    Stockholder Capacity.    No person executing this Agreement who is, or becomes during the term of this Agreement, a director or officer of Coors makes (or shall be deemed to have made) any agreement or understanding in this Agreement, including, without limitation, Sections 3.3 and 3.4, in his or her capacity as such director or officer. Without limiting the generality of the foregoing, each Stockholder signs this Agreement solely in his or her capacity as the beneficial owner of such Stockholder's Shares and nothing in this Agreement, including, without limitation, Sections 3.3 and 3.4, shall prevent or in any way limit such Stockholder from taking any action in his or her capacity as a director or officer of Coors. Notwithstanding the foregoing, nothing in this Section 11.10 shall prevent any Stockholder from performing his, her or its obligations under Sections 4.1 or 4.2.

          11.11    Governing Law.    This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          11.12    Headings.    The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          11.13    Counterparts.    This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Rest of page intentionally blank.]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first written above.

MOLSON INC.
By:	/s/ ERIC H. MOLSON
Name:	Eric H. Molson
Title:	Chairman of the Board
STOCKHOLDERS:
ADOLPH COORS, JR. TRUST DATED SEPTEMBER 12, 1969
By:	/s/ PETER H. COORS
Name:	Peter H. Coors
Title:	Trustee
KEYSTONE FINANCING LLC
By:	/s/ WILLIAM K. COORS
Name:	William K. Coors
Title:	Manager
By:	/s/ JEFFREY H. COORS
Name:	Jeffrey H. Coors
Title:	Manager
/s/ PETER H. COORS Peter H. Coors
MOLSON SHAREHOLDER:
PENTLAND SECURITIES (1981) INC.
By:	/s/ ERIC H. MOLSON
Name:	Eric H. Molson
Title:	Senior Officer

SCHEDULE A

Name and Address of Stockholder	Number of Shares Owned
Adolph Coors, Jr. Trust dated September 12, 1969 Mail Stop VR900, P.O. Box 4030 Golden, CO 80401 Telecopy No.: (303) 277-3497	1,260,000 shares of Class A Common Stock 1,470,000 shares of Class B Common Stock
Keystone Financing LLC Mail Stop VR900, P.O. Box 4030 Golden, CO 80401 Telecopy No.: (303) 277-3497	9,252,994 shares of Class B Common Stock
Peter H. Coors Mail Stop VR900, P.O. Box 4030 Golden, CO 80401 Telecopy No.: (303) 277-3497	138,380 shares of Class B Common Stock

SCHEDULE B

Address of Molson Shareholder
Pentland Securities (1981) Inc. c/o 1555 Notre Dame Street East Montreal, Quebec H2L 2R5 Attention: Eric Molson Telecopy No.: (514) 598-6866

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  Exhibit 99.2
  SECTION 1. Defined Terms.
  SECTION 2. Representations and Warranties of Stockholder.
  SECTION 3. Covenants of Stockholder.
  SECTION 4. Voting Agreement.
  SECTION 5. Representations and Warranties of Molson.
  SECTION 6. Further Assurances.
  SECTION 7. Stop Transfer Order.
  SECTION 8. Certain Events.
  SECTION 9. No Termination or Closure of Trusts.
  SECTION 10. Termination.
  SECTION 11. Miscellaneous.
SCHEDULE A
SCHEDULE B